                        Oppenheimer Rochester Arizona Municipal Fund
                       Oppenheimer Rochester Maryland Municipal Fund
                     Oppenheimer Rochester Massachusetts Municipal Fund
                       Oppenheimer Rochester Michigan Municipal Fund
                       Oppenheimer Rochester Minnesota Municipal Fund
                    Oppenheimer Rochester North Carolina Municipal Fund
                         Oppenheimer Rochester Ohio Municipal Fund
                       Oppenheimer Rochester Virginia Municipal Fund

                             Supplement dated October 22, 2007
                           to the Prospectus dated July 27, 2007

This  supplement  amends the  Prospectus  dated July 27, 2007 and  supersedes the supplement dated August 10, 2007.

The Prospectus is revised as follows:

1.    The section titled "Class A Contingent Deferred Sales Charge" on page 41, is deleted in its entirety and replaced with the following:

     Class A Contingent Deferred Sales Charge. There is no initial sales charge on
     Class A share purchases totaling $1 million or more of one or more of the
     Oppenheimer funds. However, Class A shares of a Fund purchased on or after
     October 22, 2007 may be subject to a 0.75% contingent deferred sales charge if they are redeemed within an 18-month "holding period" measured from the beginning of the calendar month of their purchase. That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares or the aggregate net asset value of the redeemed shares at the time of redemption.

     The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions and will not exceed the amount of the concessions the Distributor paid on your purchases of a Fund's Class A shares.

     The Distributor pays a concession from its own resources on certain purchases of Class A shares of one or more of the Oppenheimer funds that, in the aggregate, total $1 million or more. Beginning October 22, 2007, if purchases of a Fund's Class A shares are included in any such purchase, the Distributor will pay the concession on those Fund shares at the rate of 0.75% of their net asset value. A concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and dealer concession.

     Letters of Intent submitted prior to October 22, 2007 will be subject to the contingent deferred sales charge that was in effect at the time the Letter of
     Intent was submitted and the Distributor will pay the concession that was applicable to those shares at that time. Unless otherwise agreed to by the
     Distributor, the terms of any Letter of Intent submitted prior to October 22,
     2007 will continue until its completion.

October 22, 2007                                            PS0000.032